              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2004

                     NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-62445-02                            36-7355777
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

--------------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On July 15, 2004, the Registrant made available the
          Monthly Servicer Certificate for the Period of June 2004
          for the NAVISTAR FINANCIAL 2001-A OWNER TRUST,  which  are attached as Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

--------------------------------------------------------------------------------

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  July 23, 2004                         By:/s/ PAUL E. MARTIN
-----------------------                             --------------------------
                                                    Paul E. Martin
                                                    Vice President & Controller

--------------------------------------------------------------------------------

                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate #39, dated July 15, 2004

================================================================================

                                  Exhibit 20

                    Navistar Financial 2001 - A Owner Trust
                          For the Month of June 2004
                      Distribution Date of July 15, 2004
                           Servicer Certificate #39

Original Pool Amount                                             $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                      $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                     $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                      $22,107,022.10
Beginning Pool Balance                                            $58,808,990.89
Beginning Pool Factor                                                  0.1470228

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $4,184,524.97
     Interest Collected                                              $457,425.93
     Mandatory Prepayments
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                                $29,965.45
Total Additional Deposits                                             $29,965.45

Repos / Chargeoffs                                                    $78,192.69
Aggregate Number of Notes Charged Off                                        101

Total Available Funds                                              $4,331,755.33

Ending Pool Balance                                               $54,886,434.25
Ending Pool Factor                                                     0.1372164

Servicing Fee                                                         $49,007.49

Repayment of Servicer Advances                                       $340,161.02
--------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                           $7,999,984.48
     Invest. Income                                                    $5,653.14
     Excess Serv.                                                     $93,780.01
     Transfer (to)/from Collections Account                                $0.00
                                                                   -------------
     Beginning Balance                                             $8,099,417.63
--------------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                            $8,099,417.63
     Target Percentage                                                     5.50%
     Target Balance                                                $3,018,753.88
     Minimum Balance                                               $7,999,984.48
     (Release) / Deposit                                             ($99,433.14)
     Ending Balance                                                $7,999,984.48
--------------------------------------------------------------------------------
Current Weighted Average APR:                                             9.356%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                          18.28
--------------------------------------------------------------------------------
Delinquencies
                                                                         Dollars     Notes
                                                                   -------------  --------
     Installments:                                  1 - 30 days       699,966.04       610
                                                    31 - 60 days      147,611.00       168
                                                    60+  days         171,125.96        46

     Total:                                                         1,018,703.00       640

     Balances:                                      60+  days         533,906.95        46

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - A Owner Trust
For the Month of June 2004

                                                                            NOTES

                                                 TOTAL   CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4   CLASS B NOTES
Original Pool Amount                   $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                                 0.00%           0.00%           0.00%         95.75%         4.25%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%       5.5900%

Beginning Pool Balance                  $58,808,990.89
Ending Pool Balance                     $54,886,434.25

Collected Principal                      $3,844,363.95
Collected Interest                         $457,425.93
Charge - Offs                               $78,192.69
Liquidation Proceeds / Recoveries           $29,965.45
Servicing & Administration Fee              $49,007.49
Cash Transfer from Pre-Funding Acct.
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Svc     $4,282,747.84

Beginning Balance                       $58,808,990.90          $0.00           $0.00           $0.00 $53,228,358.77  $5,580,632.13

Interest Due 2                             $266,411.19          $0.00           $0.00           $0.00    $240,414.75     $25,996.44
Interest Paid                              $266,411.19          $0.00           $0.00           $0.00    $240,414.75     $25,996.44
Principal Due                            $3,922,556.64          $0.00           $0.00           $0.00  $3,755,847.98    $166,708.66
Mandatory Prepayments Class A-1 only
Principal Paid                           $3,922,556.64          $0.00           $0.00           $0.00  $3,755,847.98    $166,708.66

Ending Balance                          $54,886,434.26          $0.00           $0.00           $0.00 $49,472,510.79  $5,413,923.47
Note/Certificate Pool Factor
     (Ending Balance/Original Pool Amt)                        0.0000          0.0000          0.0000         0.5348         0.3185

Total Distributions                      $4,188,967.83          $0.00           $0.00           $0.00  $3,996,262.73    $192,705.10

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
            Total Shortfall                      $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                            $93,780.01
     (see Memo Item - Reserve Acct)

Beginning Reserve Acct Balance           $8,099,417.63
(Release) / Draw                           ($99,433.14)
Ending Reserve Acct Balance              $7,999,984.48

(1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 95.75% applied sequentially to Class A notes and 4.25% to Class B notes until
(2) Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest for first settlement based off 18 days, from 4/27/01-5/15/01.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
-------------------------------------------------------------
Memo Item - Advances:
   Servicer Advances - Current Reporting Month  ($340,161.02)
   Total Outstanding Servicer Advances         $6,412,499.74
-------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - A Owner Trust
For the Month of June 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                        5                   4                  3                 2                 1
                                                   Feb-04              Mar-04             Apr-04            May-04            Jun-04

Beginning Pool Balance                     $79,444,667.68      $73,048,253.99     $67,014,235.12    $62,541,052.17    $58,808,990.89

A) Loss Trigger:
Principal of Contracts Charged Off            $191,193.00         $106,662.55        $109,746.48        $18,447.85        $78,192.69
Recoveries                                    $205,499.53          $99,776.07        $150,778.56       $270,668.70        $29,965.45

Total Charged Off (Months 5,4,3)              $407,602.03
Total Recoveries (Months 3,2,1)               $451,412.71
Net Loss/(Recoveries) for 3 Mos               ($43,810.68)(a)

Total Balance (Months 5,4,3)              $219,507,156.79 (b)

Loss Ratio Annualized [(a/b)*(12)]               -0.2395%

Trigger: Is Ratio > 1.5%                               No

                                                   Apr-04              May-04             Jun-04
B) Delinquency Trigger:
     Balance delinquency 60+ days             $514,206.34         $806,741.88        $533,906.95
     As % of Beginning Pool Balance              0.76731%            1.28994%           0.90787%
     Three Month Average                         0.93923%            0.96198%           0.98837%

Trigger: Is Average > 2.0%                             No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                          2.0000%

Trigger: Is Minimum < 1.0%                             No

====================================================================================================================================